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Exhibit 99.2

February 26, 2002

Presentation to Sandler O'Neill & Partners, L.P.

        Leawood, KS.—Gold Banc Corporation (Nasdaq: GLDB) announced today that it would make a presentation at the West Coast Financial Services Conference sponsored by Sandler O'Neill & Partners, L.P. on February 27th-28th, 2002.

        Additionally, Sandler O'Neill hosted a live Web-Cast of the presentation via their website at www.sandleroneill.com. An archived copy can be accessed for 30 days from the date of the original presentation.

Slide 1:	Introduction slide. Presentation to Sandler O'Neil & Partners, L.P. Feb. 27-28, 2002 by Gold Banc Corporation. More Than Money®.
Slide 2:	Management Introductions of Michael W. Gullion, Chairman and Chief Executive Officer, and Malcolm A. Aslin, President and Chief Operating Officer.
Slide 3:	"Our Style": Building Successful Communities
Slide 4:	"Our Strategy": Commercial Banking and Wealth Management
Slide 5:
Gold Bank Markets. Gold Banks hold a four state presence within Kansas, Missouri, Oklahoma and Florida. Kansas accounts for 22 locations and $1.450 Billion of total assets, Missouri 4 locations and $.085 Billion of total assets, Oklahoma 18 locations and $.905 Billion of total assets and Florida 9 locations with $.554 Billion of total assets. The assets in these holdings total $3.016 Billion dollars.
The markets:
The Kansas City Metro market has 100,000 companies classified as small businesses, with annual $1-$50 million in annual sales.
Oklahoma City-Tulsa, OK: Oklahoma City has a workforce of 558,360 (30.8% Service, 23.5% Wholesale/Retail, 19.7% Government). Tulsa MSA has 34,522 companies, an increase of 20.6% since 1990.
Sarasota/Bradenton, FL has 19,171 companies with 251,155 employees (60.44% white collar).
Slide 6:
Gold Bank supports its style and strategy by strategically positioned "hub" banks, throughout its four states. These hubs are integrated into the Civic, Social, and Economic framework of each community and are supported by the Community Bank Presidents that are positioned in each of the hub markets. Hub markets include:
Kansas: Leawood, WestGlen, State Line, Plaza, Briarcliff, St. Joe,
                    Clay Center, Marysville, and Pittsburg.
        Oklahoma: Guyman, Enid, Kingfisher, El Reno, Oklahoma City,
                    and Tulsa.
Florida: Bradenton, Sarasota, and Port Charles.
Slide 7:	The Gold Bank Hub strategy offers Leadership, Staffing and an important Focus on being "wired" to the community.
Slide 8:
Our Banking Model: Bank Hubs. Gold Banks focus on being strategically Positioned in defined markets with targeted products. By achieving Aggressive growth goals, while complying with rigorous credit standards, Gold Bank is able to reward strong performances, to its staff, with performance- based incentives.

Slide 9:
Our Banking Model: Bank Hub Staffing. Each hub is built upon a number of key components. Firstly, selecting a Community Bank President with proven Commercial Banking success is crucial. Building further, experienced, customer-focused Commercial Bankers to support the Community Bank President and the community. Personal Bankers are added as relationship driven support, with the ability to identify and refer clients to Wealth Management.
Slide 10:
Our Banking Model: Bank Hubs. By integrating themselves into the Civic, Social and Economic framework of the Community, our local decision makers are "wired" to the marketplaces that they serve. The goal is to truly understand our markets so that we are able to provide commercial banking products and services that our customers want… "not what others think they need."
Slide 11:	Our Banking Model. Gold Bank, Kansas, has established the Financial Targets for the Company. How is it working?
Slide 12:	Gold Bank, Kansas, Asset Growth from Dec. 1999 through Dec. 2001. Reported in Millions:
Dec. 1999: $1,104 June 2000: $1,323 Dec. 2000: $1,346 June 2001: $1,393 Dec. 2001: $1,535
Million Assets per FTE: Dec.99: $2.6, Jun.00: $3.8, Dec.00: $4.5, Jun.01: $4.3, Dec.01: $4.4
Slide 13:	Gold Bank, Kansas, Historical Key Ratios.
ROA:	1999: 1.19%	2000: 1.25%	2001: 1.62%
ROE:	1999: 12.03%	2000: 13.80%	2001: 17.72%
Efficiency:	1999: 56.92%	2000: 51.19%	2001: 49.61%
*Note: 1999 & 2000 Ratios are calculated without one-time charges and pooling expenses.
Slide 14:	Market Share in Key Areas. (State of Kansas).

Top 10 Commercial Bank Deposit Market Share
State of Kansas
(Dollars in thousands)

Holding Company Name	Br.	Deposits June-01	Market Share June-01

1. Bank of America Corp.	61	2,547,745	6.27%
2. Commerce Bancshares Inc.	66	1,762,552	4.34%
3. Intrust Financial Corp.	44	1,737,677	4.27%
4. Valley View Bancshares, Inc.	22	1,337,031	3.29%
5. U.S. Bancorp	30	1,105,252	2.72%
6. First National of Nebraska	7	955,979	2.35%
7. UMB Financial Corp.	33	855,907	2.11%
8. Gold Banc Corp.	17	829,525	2.04%
9. Empire Financial Corporation	23	661,497	1.63%
10. Sunflower Banks, Inc.	22	577,011	1.42%
Slide 15:	Gold Bank, Oklahoma, Asset Growth from Dec. 1999 through Dec. 2001. Reported in Millions:
Dec. 1999: $798 June 2000: $844 Dec. 2000: $871 June 2001: $892 Dec. 2001: $905
Million Assets per FTE: Dec.99: $2.8 Jun.00: $2.7, Dec.00: $3.1, Jun.01: $3.4, Dec.01: $3.7

Slide 16:	Gold Bank, Oklahoma, Historical Key Ratios.
	ROA:	1999: 1.01%	2000: 1.25%	2001: 0.48%
	ROE:	1999: 12.03%	2000: 13.43%	2001: 7.92%
	Efficiency:	1999: 56.92%	2000: 55.40%	2001: 53.62%
*Note: 1999 & 2000 Ratios are calculated without one-time charges and pooling expenses.
Slide 17:	Market Share in Key Areas. (State of Oklahoma).

Top 10 Commercial Bank Deposit Market Share
State of Oklahoma
(Dollars in thousands)

Holding Company Name	Br.	Deposits June-01	Market Share June-01

1. BOK Financial Corp.	63	4,703,448	11.94%
2. BancFirst Corp.	58	2,384,744	6.05%
3. Bank One Corp.	34	1,997,907	5.07%
4. Bank of America Corp.	41	1,996,972	5.07%
5. Local Financial Corp.	52	1,794,578	4.55%
6. Arvest Bank Group Inc.	57	1,613,073	4.09%
7. Southwest Bancorp Inc.	5	912,813	2.32%
8. F & M Bancorporation	6	753,167	1.91%
9. Durant Bancorp, Incorporated	16	721,074	1.83%
10. Gold Banc Corp.	17	673,950	1.71%
Slide 18:	American Bank, Florida. A Gold Bank.* Asset Growth from Dec. 1999 through Dec. 2001. (Reported in Millions)
Dec. 1999: $458 June 2000: $468 Dec. 2000: $492 June 2001: $572 Dec. 2001: $554 **
Million Assets per FTE: Dec. 99: $2.3, Jun.00: $2.7, Dec.00: $3.5, Jun.01: $4.2, Dec.01: $3.8
*Name change to Gold Bank Florida estimated 3rd Quarter 2002 **Note: During the 1st Qtr. 2001, appx. $80 million of loans were sold or securitized.
Slide 19:	American Bank, Florida. A Gold Bank.** Historical Key Ratios.
ROA:	1999: 0.73%	2000: 1.00%	2001: 1.14%
ROE:	1999: 9.04%	2000: 12.30%	2001: 16.09%
Efficiency:	1999: 71.73%	2000: 62.60%	2001: 60.16%
*Note: 1999 & 2000 ratios are calculated without one-time charges and pooling expenses. **Name change to Gold Bank Florida estimated 3rd Quarter 2002
Slide 20:	Market Share in Key Areas. (State of Florida).

Top 10 Commercial Bank Deposit Market Share
Manatee County, FL
(Dollars in thousands)

Holding Company Name	Br.	Deposits June-01	Market Share June-01

1. Bank of America Corp.	17	892,327	28.97%
2. Gold Banc Corp.	5	272,846	8.86%
3. SouthTrust Corp.	7	239,087	7.76%
4. SunTrust Banks Inc.	11	203,780	6.62%
5. Wachovia Corp.	9	199,327	6.47%
6. Republic Bancshares Inc.	7	184,457	5.99%
7. First National Bancshares Inc.	5	164,896	5.35%
8. Regions Financial Corp.	4	145,911	4.74%
9. Community Bank of Manatee	2	71,124	2.31%
10. Coast Bank of Florida	1	69,078	2.24%
Slide 21:	Our Strategy: Wealth Management
Slide 22:	Wealth Management at Gold consists of: Investment Advisory & Trust services, as well as Capital Management, which include both personal and institutional broker dealers.
Slide 23:
Wealth Management Strategies. The main objective of wealth management is to assist individual and institutional customers to build, preserve and/or transfer wealth. To support this objective, a complete line of products and services is available. These include: Investment Advisory Services (individually managed equity and/or fixed income portfolio), Trust Services (estate planning and coordination, executor, trustee, or guardian), Proprietary Equity & Money Market Mutual Funds, Insurance Products, and Public Finance Underwriting, (advisory and sales).
Slide 24:	Growing Trust Assets. Assets under management:
1998: $254 Million 1999: $310 Million 2000: $397 Million 2001: $474 Million
Slide 25:
Wealth Management.
With a net income exceeding $1.2 million in 2001 the infrastructure is in place for future growth through asset management and trust services as well as public finance. Wealth Management fees represented 20% of Non-interest income in 2001 compared to 18% in 2000. With a higher focus on the wealth management family of products and services, Gold is allowed to increase cross-sell opportunities and ultimately gain more wallet share of its customers.
Slide 26:
Wealth Management Goals.
Gold's goals going forward, with wealth management, are to have: $1 Billion under management by 12-31-03 and achieve an annualized internal growth of 25%. On January 2, 2002 Gold launched two new mutual funds: the Gold Bank Money Market Fund and the Gold Bank Equity Fund.
Slide 27:	Financial Performance. "We are building America's Premier Community Bank…"
Slide 28:	Growing Total Assets. (as reported, before pooling restatements) In Millions:
1996: $377 1997: $515 1998: $1,111 1999: $1,407 2000: $2,718 2001: $3,016

Slide 29:	Growing Earnings Per Share (as reported, before pooling restatements)
	1996: $0.38	4,496 shares (in millions)
	1997: $0.39	9,725 shares (")
	1998: $0.55	16,707 shares (")
	1999: $0.75	17,237 shares (")
	2000: $0.65	37,653 shares (")
	2001: $0.69	35,520 shares (")
Note: 1999 & 2000 EPS use recurring income, without one-time charges
Slide 30:	Building Return on Equity (as reported, before pooling restatements)
	Dec. 1996:	Gold: 11.19%	Peer: 12.81%
	Dec. 1997:	Gold: 9.26%	Peer: 13.27%
	Dec. 1998:	Gold: 11.59%	Peer: 13.02%
	Dec. 1999:	Gold: 14.63%	Peer: 13.75%
	Dec. 2000:	Gold: 14.36%	Peer: 14.81%
	Dec. 2001:	Gold: 14.38%	Peer: 13.86%
Note: 1999 & 2000 ROE uses recurring income, without one-time charges
Slide 31:	Building Capital. (as reported, before pooling restatements) Common Stock & Trust Preferred Stock Reported in Millions
	1996:	Common: $53.12	Preferred: $0	Total: $53.1
	1997:	Common: $66.566	Preferred: $28.75	Total: $95.3
	1998:	Common: $83.811	Preferred: $44.999	Total: $128.8
	1999:	Common: $87.014	Preferred: $83.319	Total: $170.3
	2000:	Common: $169.246	Preferred: $82.549	Total: $251.8
	2001:	Common: $165.645	Preferred: $82.549	Total: $248.2
Slide 32:	Increasing Net Income (as reported, before pooling restatements) Reported in Millions.
1996: $2.1 1997: $3.7 1998: $9.1 1999: $12.9 2000: $24.1 2001: $24.4
Note: 1999 & 2000 earnings are recurring income, without one-time charges
Slide 33:	Net Interest Income (Dollars in Thousands)
	Jan.2001:	$8,000
	Mar.2001:	$7,300
	Jun.2001:	$7,250
	Sep.2001:	$7,425
	Dec.2001:	$8,500

Slide 34:	Interest Margin
	Dec.2000:	3.85%
	Mar.2001:	3.68%
	Jun.2001:	3.35%
	Sep.2001:	3.20%
	Dec.2001:	3.64%
Slide 35:	Developing Non-Interest Income: Non-Interest Income to Net Interest Income (as reported, before pooling restatements)
	1996:	Gold: 25.3%	Peer: 19.6%
	1997:	Gold: 19.8%	Peer: 20.8%
	1998:	Gold: 22.5%	Peer: 23.7%
	1999:	Gold: 32.1%	Peer: 24.7%
	2000:	Gold: 28.9%	Peer: 26.8%
	2001:	Gold: 50.6%	Peer: 28.7%
Peer group is all publicly traded commercial banks $1 billion to $5 billion in assets
Non-Interest Income: $45.0 Million in 2001.
$15.5 Service Fees $13.3 Technology $8.3 Wealth Management $8.2 Other
Slide 36:	Strong Internal Growth: Loans and Deposits
Internal Loan Generation	1996	1997	1998	1999	2000	2001*
Beginning total loans		202,630	346,165	734,116	946,250	1,812,087
New loans generated internally*		68,229	69,518	146,551	185,225	338,983

—Growth rate		34%	20%	20%	20%	19%

New loans through acquisitions		75,306	318,433	65,582	814,693	0

Total loans, as reported	202,630	346,165	734,116	946,250	1,812,087	2,151,070

*Note: During the 1st Qtr. 2001, approximately $80 MM of loans were sold or securitized, annual growth rate of 23%

Internal Deposit Generation	1996	1997	1998	1999	2000	2001
Beginning total deposits		255,656	419,139	926,687	1,086,537	2,133,877
New deposits generated internally		57,712	85,483	119,694	119,694	(18,155)

—Growth rate		23%	20%	13%	11%	-1%

New deposits through acquisitions		105,771	422,065	40,156	937,831	48,144

Total deposits, as reported	255,656	419,139	926,687	1,086,537	2,133,877	2,163,866

        Numbers are estimated based on loan and deposit totals by subsidiary.

Slide 37:	Cultivating Business Relationships. (as reported, before pooling restatements) In Millions:
	Dec. 1996:
	Real Estate:	$131
	Commercial:	$48
	Agricultural:	$12
	Consumer:	$12

	Total:	$203
	Dec. 1997:
	Real Estate:	$196.716
	Commercial:	$88.728
	Agricultural:	$36.856
	Consumer:	$24.007

	Total:	$346.307
	Dec. 1998:
	Real Estate:	$408.193
	Commercial:	$191.325
	Agricultural:	$54.698
	Consumer:	$79.9

	Total:	$734.116
	Dec. 1999:
	Real Estate:	$525.218
	Commercial:	$302.451
	Agricultural:	$51.695
	Consumer:	$66.885

	Total:	$946.249

	Dec. 2000:
	Real Estate:	$957
	Commercial:	$535.258
	Agricultural:	$202.714
	Consumer:	$116.879

	Total:	$1811.851
	Dec. 2001:
	Real Estate:	$1212.479
	Commercial:	$629.572
	Agricultural:	$196.612
	Consumer:	$112.407

	Total:	$2151.07
	Total share of business relationships 2001:
	Real Estate 56%, Commercial 29%, Agricultural 9%, Consumer 6%
	Note: During the 1st Qtr. 2001, approximately $80 million of loans were sold or securitized.
Slide 38:	Real Estate Loans At Dec. 31, 2001
	Commercial:	42%
	Construction:	19%
	Agricultural:	9%
	Multi:	3%
	1-4 Family:	27%
Slide 39:	Building Our Deposit Base (as reported, before pooling restatements) (in Millions):
	Dec. 96:
	Non-Interest Bearing Accounts:	$22
	Savings and NOW Accounts:	$77
	Time Accounts < $100,000:	$124
	Time Accounts > $100,000:	$33
	Dec. 97:
	Non-Interest Bearing Accounts:	$37.495
	Savings and NOW Accounts:	$149.943
	Time Accounts < $100,000:	$189.972
	Time Accounts > $100,000:	$41.729

Dec. 98:
Non-Interest Bearing Accounts:	$101.287
Savings and NOW Accounts:	$305.065
Time Accounts < $100,000:	$406.087
Time Accounts > $100,000:	$114.248
Dec. 99:
Non-Interest Bearing Accounts:	$130.875
Savings and NOW Accounts:	$339.63
Time Accounts < $100,000:	$475.535
Time Accounts > $100,000:	$140.497
Dec. 00:
Non-Interest Bearing Accounts:	$254.773
Savings and NOW Accounts:	$606.879
Time Accounts < $100,000:	$860.49
Time Accounts > $100,000:	$291.39
Dec. 01:
Non-Interest Bearing Accounts:	$214.102
Savings and NOW Accounts:	$778.035
Time Accounts < $100,000:	$746.808
Time Accounts > $100,000:	$425.171

Total:	$2,164.11

Time Accounts > $100,000: 19%, Time Accounts < $100,000: 36%, Savings and NOW accounts: 36%, and Non-Interest Bearing accounts: 9%

Slide 40:	Safe Guarding Asset Quality: Non-Performing Loans* Figures in Thousands:
	Sep.2000:
	Kansas:	$4616
	FL:	$740
	OK:	$18,281
	Dec.2000:
	Kansas:	$3308
	FL:	$950
	OK:	$20,170
	Mar.2001:
	Kansas:	$5405
	FL:	$763
	OK:	$16,358
	Jun.2001:
	Kansas:	$7459
	FL:	$1393
	OK:	$12,194
	Sep.2001:
	Kansas:	$10,621
	FL:	$1176
	OK:	$13,195
	Dec.2001:
	Kansas:	$10,618
	FL:	$1174
	OK:	$15,584
	Dec 2001 total non-performing loans: $27,376
	*Non-performing loans include 30-89 days past due, loans 90 days past due and still accruing and non- accrual loans.

Slide 41:	Gold Banc Asset Quality. Charge offs as a % of loans.
	Dec.97:
	Kansas:	0.03%
	OK:	—
	FL:	—
	Dec.98:
	Kansas:	0.12%
	OK:	0.43%
	FL:	—
	Dec.99:
	Kansas:	0.24%
	OK:	0.15%
	FL:	0.40%
	Dec.00:
	Kansas:	0.07%
	OK:	0.52%
	FL:	0.18%
	Dec.01:
	Kansas:	0.20%
	OK:	1.85%
	FL:	0.31%

Slide 42:	Our Future
Slide 43:
We are giving Top Priority to these initiatives…
Gold is realizing growth potential in metropolitan markets and will continue to increase commercial banking relationships. Also, there will continue to be a focus on growing wealth management business through cross sell opportunities with personal bankers. Additionally, a focus on reducing Non-Performing Loans and Assets, continued improvements in net interest margin, and continuing to focus on financial targets at the bank level are priorities in the company.
Slide 44:	Key Financial Targets: Double Digit Annual EPS Growth, Return on Equity above 15%, and an Efficiency ratio below 60%*, are major goals set forth by Gold. *within 24 months.
Slide 45:	Shareholder Information.

To request publications such as Form 10-K, 10-Q, Quarterly Statements or to ask about other shareholder issues, please contact Rick Tremblay, CFO, at the corporate office or RickTremblay@Goldbanc.com. Gold Banc common stock trades on the Nasdaq National Market under the ticker symbol GLDB. The Company's trust preferred securities trade on the Nasdaq National Market under the symbol GLDBP, GLDBO and ABANP. Visit http://www.goldbanc.com to order publications or to find current news, financial data and bank locations. Visit http://www.goldbank.com for Internet banking access.
Slide 46:	Forward Looking Information

The presentation may contain comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements or materials. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings cannot be fully realized within the expected time frame; (2) revenues are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) cost or difficulties related to the integration of organizations acquired are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in states in which the company will be doing business are less favorable than expected; and (7) legislation or regulatory changes adversely affect the business in which the company would be engaged.

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  Exhibit 99.2